EXHIBIT 99.1
                                  ------------

                            Computational Materials



                                         msm04-7ar -- 1A
Morgan Stanley

Balance    $119,249,000.00  Delay           24            WAC(1)   5.169768623  WAM(1)   359
Coupon     4.918            Dated           08/01/2004    NET(1)   4.918396     WALA(1)  1
Settle     08/31/2004       First Payment   09/25/2004




----------------------------------------------------------------------------------------------------------------------------------
Price                      10 CPR        15 CPR     20 CPR    25 CPR           35 CPR     50 CPR        60 CPR         70 CPR

                                Yield        Yield     Yield     Yield            Yield      Yield         Yield            Yield
               101-15            4.17         4.11      4.04      3.96             3.77       3.39          3.03             2.55
               101-19            4.12         4.05      3.98      3.89             3.69       3.28          2.90             2.39
               101-23            4.07         3.99      3.91      3.82             3.61       3.18          2.77             2.22
               101-27            4.01         3.94      3.85      3.75             3.53       3.07          2.64             2.06
               101-31            3.96         3.88      3.79      3.69             3.45       2.97          2.51             1.90
               102-03            3.90         3.82      3.73      3.62             3.37       2.86          2.38             1.74
               102-07            3.85         3.76      3.66      3.55             3.29       2.76          2.25             1.58
               102-11            3.80         3.71      3.60      3.48             3.21       2.65          2.12             1.42
               102-15            3.75         3.65      3.54      3.42             3.13       2.55          2.00             1.26
               102-19            3.69         3.59      3.48      3.35             3.05       2.44          1.87             1.10
               102-23            3.64         3.53      3.42      3.28             2.97       2.34          1.74             0.94


                  WAL            2.48         2.29      2.11      1.93             1.61       1.21          0.98             0.77
             Mod Durn            2.29         2.12      1.96      1.80             1.52       1.16          0.94             0.76
     Principal Window           Sep04 -      Sep04 -   Sep04 -   Sep04 -          Sep04 -    Sep04 -       Sep04 -         Sep04 -
                                Jul07        Jul07     Jul07     Jul07            Jul07      Jul07         Jul07             Jul07
----------------------------------------------------------------------------------------------------------------------------------
            LIBOR_6MO           1.950        1.950     1.950     1.950            1.950      1.950         1.950            1.950
            LIBOR_1YR           2.266        2.266     2.266     2.266            2.266      2.266         2.266            2.266
              CMT_1YR           2.019        2.019     2.019     2.019            2.019      2.019         2.019            2.019
----------------------------------------------------------------------------------------------------------------------------------
               Prepay          10 CPR       15 CPR    20 CPR    25 CPR           35 CPR     50 CPR        60 CPR           70 CPR
-----------------------------------------------------------------------------------------------------------------------------------





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                   msm04-7ar -- 1A
Morgan Stanley

Balance    $119,249,000.00  Delay           24            WAC(1)   5.169768623  WAM(1)   359
Coupon     4.918            Dated           08/01/2004    NET(1)   4.918396     WALA(1)  1
Settle     08/31/2004       First Payment   09/25/2004




----------------------------------------------------------------------------------------------------------------------------------
Price                      10 CPR        15 CPR     20 CPR    25 CPR           35 CPR     50 CPR        60 CPR         70 CPR

                                Yield        Yield     Yield     Yield            Yield      Yield         Yield            Yield
               101-18+           4.13         4.06      3.98      3.90             3.70       3.30          2.92             2.41
               101-22+           4.07         4.00      3.92      3.83             3.62       3.19          2.79             2.24
               101-26+           4.02         3.94      3.86      3.76             3.54       3.09          2.66             2.08
               101-30+           3.96         3.88      3.80      3.70             3.46       2.98          2.53             1.92
               102-02+           3.91         3.83      3.73      3.63             3.38       2.87          2.40             1.76
               102-06+           3.86         3.77      3.67      3.56             3.30       2.77          2.27             1.60
               102-10+           3.81         3.71      3.61      3.49             3.22       2.66          2.14             1.44
               102-14+           3.75         3.66      3.55      3.42             3.14       2.56          2.01             1.28
               102-18+           3.70         3.60      3.48      3.36             3.06       2.45          1.88             1.12
               102-22+           3.65         3.54      3.42      3.29             2.98       2.35          1.76             0.96
               102-26+           3.59         3.48      3.36      3.22             2.90       2.25          1.63             0.80


               WAL               2.48         2.29      2.11      1.93             1.61       1.21          0.98             0.77
               Mod Durn          2.29         2.12      1.96      1.80             1.52       1.16          0.95             0.76
       Principal Window       Sep04 -      Sep04 -   Sep04 -     Sep04 -          Sep04 -     Sep04 -      Sep04 -         Sep04 -
                              Jul07        Jul07     Jul07       Jul07            Jul07       Jul07        Jul07           Jul07

----------------------------------------------------------------------------------------------------------------------------------
               LIBOR_6MO        1.950        1.950     1.950     1.950            1.950       1.950        1.950            1.950
               LIBOR_1YR        2.266        2.266     2.266     2.266            2.266       2.266        2.266            2.266
               CMT_1YR          2.019        2.019     2.019     2.019            2.019       2.019        2.019            2.019
               Prepay          10 CPR       15 CPR    20 CPR    25 CPR           35 CPR      50 CPR       60 CPR           70 CPR
----------------------------------------------------------------------------------------------------------------------------------







This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                msm04-7ar -- 2A1

Morgan Stanley
Balance   $191,000,000.00    Delay           24                  WAC(2)    5.172886655       WAM(2)   358
Coupon    4.916              Dated           08/01/2004          NET(2)    4.916474          WALA(2)  2
Settle    08/31/2004         First Payment   09/25/2004


----------------------------------------------------------------------------------------------------------------------------------
Price                      10 CPR        15 CPR     20 CPR    25 CPR           35 CPR     50 CPR        60 CPR         70 CPR

                                Yield        Yield     Yield     Yield            Yield      Yield         Yield            Yield

       100.83984375           4.61         4.56      4.51        4.45             4.31       4.01         3.75             3.40
       100.96484375           4.57         4.52      4.46        4.39             4.24       3.92         3.62             3.24
       101.08984375           4.53         4.48      4.41        4.34             4.17       3.82         3.49             3.07
       101.21484375           4.49         4.43      4.36        4.29             4.10       3.72         3.37             2.91
       101.33984375           4.46         4.39      4.32        4.23             4.03       3.62         3.24             2.75
       101.46484375           4.42         4.35      4.27        4.18             3.96       3.52         3.11             2.59
       101.58984375           4.38         4.31      4.22        4.13             3.89       3.42         2.99             2.43
       101.71484375           4.35         4.26      4.17        4.07             3.83       3.33         2.86             2.27
       101.83984375           4.31         4.22      4.13        4.02             3.76       3.23         2.74             2.11
       101.96484375           4.27         4.18      4.08        3.97             3.69       3.13         2.61             1.95
       102.08984375           4.23         4.14      4.03        3.91             3.62       3.03         2.49             1.79


               WAL            3.72         3.26      2.87        2.53             1.95       1.33         1.02             0.79
          Mod Durn            3.29         2.91      2.58        2.29             1.80       1.25         0.98             0.76
  Principal Window           Sep04 -      Sep04 -   Sep04 -     Sep04 -          Sep04 -    Sep04 -      Sep04 -          Sep04 -
                             Jun09        Jun09     Jun09       Jun09            Jun09      Jun09        Jun09            Jun09
-----------------------------------------------------------------------------------------------------------------------------------
         LIBOR_6MO           1.950        1.950     1.950       1.950            1.950      1.950        1.950            1.950
         LIBOR_1YR           2.266        2.266     2.266       2.266            2.266      2.266        2.266            2.266
           CMT_1YR           2.019        2.019     2.019       2.019            2.019      2.019        2.019            2.019
-----------------------------------------------------------------------------------------------------------------------------------
            Prepay          10 CPR       15 CPR    20 CPR      25 CPR           35 CPR     50 CPR       60 CPR           70 CPR
----------------------------------------------------------------------------------------------------------------------------------








This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                msm04-7ar -- 2A1

Morgan Stanley
Balance   $191,000,000.00    Delay           24                  WAC(2)    5.172886655       WAM(2)   358
Coupon    4.916              Dated           08/01/2004          NET(2)    4.916474          WALA(2)  2
Settle    08/31/2004         First Payment   09/25/2004


----------------------------------------------------------------------------------------------------------------------------------
Price                      10 CPR        15 CPR     20 CPR    25 CPR           35 CPR     50 CPR        60 CPR         70 CPR

                                Yield        Yield     Yield     Yield            Yield      Yield         Yield            Yield

          100-18              4.69         4.65      4.61        4.57             4.46       4.24         4.03             3.76
          100-22              4.65         4.61      4.57        4.52             4.39       4.14         3.90             3.60
          100-26              4.62         4.57      4.52        4.46             4.32       4.04         3.77             3.44
          100-30              4.58         4.53      4.47        4.41             4.25       3.94         3.65             3.27
          101-02              4.54         4.48      4.42        4.35             4.18       3.84         3.52             3.11
          101-06              4.50         4.44      4.37        4.30             4.11       3.74         3.39             2.95
          101-10              4.47         4.40      4.33        4.25             4.05       3.64         3.27             2.78
          101-14              4.43         4.36      4.28        4.19             3.98       3.54         3.14             2.62
          101-18              4.39         4.32      4.23        4.14             3.91       3.44         3.02             2.46
          101-22              4.35         4.27      4.18        4.08             3.84       3.35         2.89             2.30
          101-26              4.32         4.23      4.14        4.03             3.77       3.25         2.77             2.14


             WAL              3.72         3.26      2.87        2.53             1.95       1.33         1.02             0.79
        Mod Durn              3.29         2.91      2.58        2.28             1.79       1.25         0.97             0.76
Principal Window             Sep04 -      Sep04 -   Sep04 -     Sep04 -          Sep04 -    Sep04 -      Sep04 -          Sep04 -
                             Jun09        Jun09     Jun09       Jun09            Jun09      Jun09        Jun09            Jun09
-----------------------------------------------------------------------------------------------------------------------------------
       LIBOR_6MO             1.950        1.950     1.950       1.950            1.950      1.950        1.950            1.950
       LIBOR_1YR             2.266        2.266     2.266       2.266            2.266      2.266        2.266            2.266
         CMT_1YR             2.019        2.019     2.019       2.019            2.019      2.019        2.019            2.019
----------------------------------------------------------------------------------------------------------------------------------
          Prepay            10 CPR       15 CPR    20 CPR      25 CPR           35 CPR     50 CPR       60 CPR           70 CPR
----------------------------------------------------------------------------------------------------------------------------------








This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                msm04-7ar -- 2A1

Morgan Stanley
Balance   $191,000,000.00    Delay           24                  WAC(2)    5.172886655       WAM(2)   358
Coupon    4.916              Dated           08/01/2004          NET(2)    4.916474          WALA(2)  2
Settle    08/31/2004         First Payment   09/25/2004


----------------------------------------------------------------------------------------------------------------------------------
Price                      10 CPR        15 CPR     20 CPR    25 CPR           35 CPR     50 CPR        60 CPR         70 CPR

                                Yield        Yield     Yield     Yield            Yield      Yield         Yield            Yield
          100-26              4.62         4.57      4.52        4.46             4.32       4.04         3.77             3.44
          100-30              4.58         4.53      4.47        4.41             4.25       3.94         3.65             3.27
          101-02              4.54         4.48      4.42        4.35             4.18       3.84         3.52             3.11
          101-06              4.50         4.44      4.37        4.30             4.11       3.74         3.39             2.95
          101-10              4.47         4.40      4.33        4.25             4.05       3.64         3.27             2.78
          101-14              4.43         4.36      4.28        4.19             3.98       3.54         3.14             2.62
          101-18              4.39         4.32      4.23        4.14             3.91       3.44         3.02             2.46
          101-22              4.35         4.27      4.18        4.08             3.84       3.35         2.89             2.30
          101-26              4.32         4.23      4.14        4.03             3.77       3.25         2.77             2.14
          101-30              4.28         4.19      4.09        3.98             3.71       3.15         2.64             1.98
          102-02              4.24         4.15      4.04        3.92             3.64       3.06         2.52             1.82


             WAL              3.72         3.26      2.87        2.53             1.95       1.33         1.02              0.79
        Mod Durn              3.29         2.91      2.58        2.29             1.80       1.25         0.98              0.76
Principal Window             Sep04 -      Sep04 -   Sep04       Sep04 -          Sep04 -     Sep04 -      Sep04 -          Sep04 -
                             Jun09        Jun09     Jun09       Jun09            Jun09       Jun09        Jun09            Jun09
----------------------------------------------------------------------------------------------------------------------------------
       LIBOR_6MO             1.950        1.950     1.950       1.950            1.950       1.950        1.950            1.950
       LIBOR_1YR             2.266        2.266     2.266       2.266            2.266       2.266        2.266            2.266
         CMT_1YR             2.019        2.019     2.019       2.019            2.019       2.019        2.019            2.019
----------------------------------------------------------------------------------------------------------------------------------
          Prepay            10 CPR       15 CPR    20 CPR      25 CPR           35 CPR      50 CPR       60 CPR           70 CPR
----------------------------------------------------------------------------------------------------------------------------------






This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                msm04-7ar -- 2A3
Morgan Stanley

Balance   $25,000,000.00   Delay          24             WAC(2)    5.172886655      WAM(2)   358
Coupon    4.916            Dated          08/01/2004     NET(2)    4.916474         WALA(2)  2
Settle    08/31/2004       First Payment  09/25/2004

----------------------------------------------------------------------------------------------------------------------------------
Price                      10 CPR        15 CPR     20 CPR    25 CPR           35 CPR     50 CPR        60 CPR         70 CPR

                                Yield        Yield     Yield     Yield            Yield      Yield         Yield            Yield
          101-17              4.52         4.52      4.52        4.52             4.46       4.27         4.08             3.83
          101-21              4.49         4.49      4.49        4.49             4.42       4.23         4.03             3.76
          101-25              4.47         4.47      4.47        4.46             4.39       4.18         3.97             3.68
          101-29              4.44         4.44      4.44        4.43             4.36       4.14         3.91             3.61
          102-01              4.41         4.41      4.41        4.40             4.32       4.09         3.85             3.53
          102-05              4.38         4.38      4.38        4.37             4.29       4.05         3.79             3.46
          102-09              4.35         4.35      4.35        4.35             4.26       4.00         3.74             3.39
          102-13              4.32         4.32      4.32        4.32             4.23       3.96         3.68             3.31
          102-17              4.29         4.29      4.29        4.29             4.19       3.91         3.62             3.24
          102-21              4.26         4.26      4.26        4.26             4.16       3.86         3.56             3.17
          102-25              4.23         4.23      4.23        4.23             4.13       3.82         3.51             3.09


             WAL              4.82         4.82      4.82        4.77             4.13       2.95         2.28             1.75
        Mod Durn              4.21         4.21      4.21        4.18             3.66       2.69         2.11             1.65
Principal Window             Jun09 -      Jun09 -   Jun09 -     Nov08 -          Jun07 -    May06 -      Dec05 -          Aug05 -
                             Jun09        Jun09     Jun09       Jun09            Jun09      Jun09        Jun09            Jun09
-----------------------------------------------------------------------------------------------------------------------------------
       LIBOR_6MO             1.950        1.950     1.950       1.950            1.950      1.950        1.950            1.950
       LIBOR_1YR             2.266        2.266     2.266       2.266            2.266      2.266        2.266            2.266
         CMT_1YR             2.019        2.019     2.019       2.019            2.019      2.019        2.019            2.019
-----------------------------------------------------------------------------------------------------------------------------------
          Prepay            10 CPR       15 CPR    20 CPR      25 CPR           35 CPR     50 CPR       60 CPR           70 CPR
-----------------------------------------------------------------------------------------------------------------------------------








This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                msm04-7ar -- 2A3
Morgan Stanley

Balance   $25,000,000.00   Delay          24             WAC(2)    5.172886655      WAM(2)   358
Coupon    4.916            Dated          08/01/2004     NET(2)    4.916474         WALA(2)  2
Settle    08/31/2004       First Payment  09/25/2004

----------------------------------------------------------------------------------------------------------------------------------
Price                      10 CPR        15 CPR     20 CPR    25 CPR           35 CPR     50 CPR        60 CPR         70 CPR

                                Yield        Yield     Yield     Yield            Yield      Yield         Yield            Yield
          101-16              4.53         4.53      4.53        4.53             4.47       4.28         4.10             3.85
          101-20              4.50         4.50      4.50        4.50             4.43       4.24         4.04             3.78
          101-24              4.47         4.47      4.47        4.47             4.40       4.19         3.98             3.70
          101-28              4.44         4.44      4.44        4.44             4.37       4.15         3.92             3.63
          102-00              4.42         4.42      4.42        4.41             4.33       4.10         3.87             3.55
          102-04              4.39         4.39      4.39        4.38             4.30       4.06         3.81             3.48
          102-08              4.36         4.36      4.36        4.35             4.27       4.01         3.75             3.41
          102-12              4.33         4.33      4.33        4.32             4.23       3.97         3.69             3.33
          102-16              4.30         4.30      4.30        4.29             4.20       3.92         3.64             3.26
          102-20              4.27         4.27      4.27        4.27             4.17       3.88         3.58             3.18
          102-24              4.24         4.24      4.24        4.24             4.13       3.83         3.52             3.11


             WAL              4.82         4.82      4.82        4.77             4.13       2.95         2.28             1.75
        Mod Durn              4.21         4.21      4.21        4.18             3.66       2.69         2.11             1.65
Principal Window             Jun09 -      Jun09 -   Jun09 -     Nov08 -          Jun07 -    May06 -      Dec05 -          Aug05 -
                             Jun09        Jun09     Jun09       Jun09            Jun09      Jun09        Jun09            Jun09
----------------------------------------------------------------------------------------------------------------------------------
       LIBOR_6MO             1.950        1.950     1.950       1.950            1.950      1.950        1.950            1.950
       LIBOR_1YR             2.266        2.266     2.266       2.266            2.266      2.266        2.266            2.266
         CMT_1YR             2.019        2.019     2.019       2.019            2.019      2.019        2.019            2.019
----------------------------------------------------------------------------------------------------------------------------------
          Prepay            10 CPR       15 CPR    20 CPR      25 CPR           35 CPR     50 CPR       60 CPR           70 CPR
----------------------------------------------------------------------------------------------------------------------------------







This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                msm04-7ar -- 2A4
Morgan Stanley
Balance     $50,000,000.00    Delay           24              WAC(2)    5.172886655       WAM(2)   358
Coupon      4.516             Dated           08/01/2004      NET(2)    4.916474          WALA(2)  2
Settle      08/31/2004        First Payment   09/25/2004


----------------------------------------------------------------------------------------------------------------------------------
Price                      10 CPR        15 CPR     20 CPR    25 CPR           35 CPR     50 CPR        60 CPR         70 CPR

                                Yield        Yield     Yield     Yield            Yield      Yield         Yield            Yield
          99-28+              4.50         4.49      4.48        4.47             4.44       4.39         4.35             4.29
         100-00+              4.46         4.45      4.43        4.41             4.37       4.29         4.22             4.12
         100-04+              4.42         4.40      4.38        4.36             4.30       4.19         4.09             3.95
         100-08+              4.38         4.36      4.33        4.31             4.24       4.09         3.96             3.79
         100-12+              4.35         4.32      4.29        4.25             4.17       3.99         3.83             3.62
         100-16+              4.31         4.28      4.24        4.20             4.10       3.89         3.70             3.46
         100-20+              4.27         4.23      4.19        4.14             4.03       3.79         3.58             3.29
         100-24+              4.23         4.19      4.14        4.09             3.96       3.69         3.45             3.13
         100-28+              4.20         4.15      4.10        4.04             3.89       3.59         3.32             2.97
         101-00+              4.16         4.11      4.05        3.98             3.82       3.50         3.20             2.81
         101-04+              4.12         4.06      4.00        3.93             3.75       3.40         3.07             2.64


             WAL              3.72         3.26      2.87        2.53             1.95       1.33         1.02              0.79
        Mod Durn              3.31         2.93      2.59        2.29             1.79       1.24         0.97              0.75
Principal Window             Sep04 -      Sep04 -    Sep04 -     Sep04 -         Sep04 -    Sep04 -      Sep04 -           Sep04 -
                             Jun09        Jun09      Jun09       Jun09           Jun09      Jun09        Jun09             Jun09
----------------------------------------------------------------------------------------------------------------------------------
       LIBOR_6MO             1.950        1.950      1.950       1.950           1.950      1.950        1.950             1.950
       LIBOR_1YR             2.266        2.266      2.266       2.266           2.266      2.266        2.266             2.266
         CMT_1YR             2.019        2.019      2.019       2.019           2.019      2.019        2.019             2.019
----------------------------------------------------------------------------------------------------------------------------------
          Prepay            10 CPR       15 CPR     20 CPR      25 CPR          35 CPR     50 CPR       60 CPR            70 CPR
----------------------------------------------------------------------------------------------------------------------------------









This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                msm04-7ar -- 2A6
Morgan Stanley
Balance     $50,000,000.00   Delay           24              WAC(2)    5.172886655     WAM(2)    358
Coupon      4.916            Dated           08/01/2004      NET(2)    4.916474        WALA(2)   2
Settle      08/31/2004       First Payment   09/25/2004


----------------------------------------------------------------------------------------------------------------------------------
Price                      10 CPR        15 CPR     20 CPR    25 CPR           35 CPR     50 CPR        60 CPR         70 CPR

                                Yield        Yield     Yield     Yield            Yield      Yield         Yield            Yield
          100-19              4.68         4.64      4.60        4.56             4.44       4.21         4.00             3.72
          100-23              4.64         4.60      4.55        4.50             4.37       4.11         3.87             3.56
          100-27              4.61         4.56      4.51        4.45             4.30       4.01         3.74             3.39
          100-31              4.57         4.52      4.46        4.39             4.23       3.91         3.61             3.23
          101-03              4.53         4.47      4.41        4.34             4.17       3.81         3.49             3.07
          101-07              4.49         4.43      4.36        4.29             4.10       3.71         3.36             2.91
          101-11              4.46         4.39      4.32        4.23             4.03       3.62         3.24             2.74
          101-15              4.42         4.35      4.27        4.18             3.96       3.52         3.11             2.58
          101-19              4.38         4.31      4.22        4.12             3.89       3.42         2.98             2.42
          101-23              4.34         4.26      4.17        4.07             3.82       3.32         2.86             2.26
          101-27              4.31         4.22      4.13        4.02             3.76       3.23         2.73             2.10


             WAL              3.72         3.26      2.87        2.53             1.95       1.33         1.02             0.79
        Mod Durn              3.29         2.91      2.58        2.29             1.79       1.25         0.97             0.76
Principal Window             Sep04 -      Sep04 -   Sep04 -     Sep04 -          Sep04 -    Sep04 -      Sep04 -          Sep04 -
                             Jun09        Jun09     Jun09       Jun09            Jun09      Jun09        Jun09            Jun09
----------------------------------------------------------------------------------------------------------------------------------
       LIBOR_6MO             1.950        1.950     1.950       1.950            1.950      1.950        1.950            1.950
       LIBOR_1YR             2.266        2.266     2.266       2.266            2.266      2.266        2.266            2.266
         CMT_1YR             2.019        2.019     2.019       2.019            2.019      2.019        2.019            2.019
----------------------------------------------------------------------------------------------------------------------------------
          Prepay            10 CPR       15 CPR    20 CPR      25 CPR           35 CPR     50 CPR       60 CPR           70 CPR
----------------------------------------------------------------------------------------------------------------------------------









This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                    msm04-7ar   --    3A

Morgan Stanley
Balance     $32,781,000.00    Delay          24            WAC(3)    5.386219793      WAM(3)   358
Coupon      5.116             Dated          08/01/2004    NET(3)    5.115764         WALA(3)  2
Settle      08/31/2004        First Payment  09/25/2004


----------------------------------------------------------------------------------------------------------------------------------
Price                      10 CPR        15 CPR     20 CPR    25 CPR           35 CPR     50 CPR        60 CPR         70 CPR

                                Yield        Yield     Yield     Yield            Yield      Yield         Yield            Yield
          100-12              4.99         4.96      4.92        4.88             4.78       4.59         4.41             4.20
          100-16              4.96         4.92      4.88        4.83             4.72       4.49         4.29             4.03
          100-20              4.93         4.88      4.84        4.78             4.65       4.39         4.16             3.87
          100-24              4.90         4.85      4.79        4.73             4.59       4.29         4.03             3.70
          100-28              4.86         4.81      4.75        4.69             4.52       4.20         3.90             3.54
          101-00              4.83         4.78      4.71        4.64             4.46       4.10         3.78             3.37
          101-04              4.80         4.74      4.67        4.59             4.39       4.00         3.65             3.21
          101-08              4.77         4.70      4.63        4.54             4.33       3.90         3.53             3.05
          101-12              4.74         4.67      4.59        4.49             4.26       3.81         3.40             2.89
          101-16              4.71         4.63      4.54        4.44             4.20       3.71         3.28             2.73
          101-20              4.68         4.60      4.50        4.40             4.13       3.62         3.15             2.57


             WAL              4.74         3.99        3.39      2.88             2.10       1.36         1.03             0.79
        Mod Durn              4.02         3.43        2.95      2.54             1.90       1.27         0.98             0.76
Principal Window             Sep04 -      Sep04 -     Sep04 -   Sep04 -          Sep04 -    Sep04 -      Sep04 -          Sep04 -
                             Jun11        Jun11       Jun11     Jun11            Jun11      Jun11        Jun11            Jun11
----------------------------------------------------------------------------------------------------------------------------------
       LIBOR_6MO             1.950        1.950       1.950     1.950            1.950      1.950        1.950            1.950
       LIBOR_1YR             2.266        2.266       2.266     2.266            2.266      2.266        2.266            2.266
         CMT_1YR             2.019        2.019       2.019     2.019            2.019      2.019        2.019            2.019
----------------------------------------------------------------------------------------------------------------------------------
          Prepay            10 CPR       15 CPR      20 CPR    25 CPR           35 CPR     50 CPR       60 CPR           70 CPR
----------------------------------------------------------------------------------------------------------------------------------











This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.